UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2013

CrowdGather, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 435-2472

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2013, CrowdGather, Inc., a Nevada corporation (the “Registrant”) held its 2013 Annual Meeting of Shareholders. At the meeting, the Registrant’s shareholders re-elected Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe to serve a one-year term and be subject to re-election next year. The biographies of Messrs. Sabnani, Dariyanani, Sacks, and Timpe, which are included in the Registrant’s Definitive Proxy Statement filed on November 19, 2013, are hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On December 20, 2013, the Registrant held its annual meeting of shareholders at the Registrant’s offices. During the annual meeting of shareholders, votes were held on the following matters:

•
The election of four directors, Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe, to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

•	The ratification and approval of the selection of Q Accountancy Corporation as the Registrant’s independent registered public accounting firm for the 2014 fiscal year;

•
The advisory approval of the compensation of our executives disclosed in the proxy statement for this annual meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

•	An advisory vote on whether future advisory votes on executive officer compensation should occur every 3 years, every 2 years or every 1 year.

Only stockholders of record at the close of business on November 15, 2013, were entitled to vote at the annual meeting. The inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The stockholders elected the four individuals listed above to serve as directors and ratified and approved the selection of Q Accountancy Corporation as the Registrant’s independent registered public accounting firm for the 2014 fiscal year. The stockholders also ratified non-binding proposals to approve the compensation of the Registrant’s executive officers, as set forth in the Registrant’s Proxy Statement Summary Compensation Table, and to fix the frequency of a shareholder vote regarding executive compensation at every three years. No other business was brought before the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: December 23, 2013	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer